PATRIOT COAL

March 26, 2012

Barclays Capital 2012 High Yield Bond and Syndicated Loan Conference

Exhibit 99.1

1
Some of the following information contains forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections.
Forward-Looking Statements
Certain statements in this presentation are forward-looking as defined in the Private Securities
Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations.  We do not undertake to update our forward-looking statements.  Factors that could affect our results include, but are not limited to: U.S. and international financial, economic and political conditions; coal price volatility and demand, particularly in higher margin products; geologic, equipment and operational risks associated with mining; reductions of purchases or deferral of deliveries by major customers;
changes in general global economic conditions, including coal, power and steel market conditions;
availability and prices of competing energy resources for electricity generation; changes in the interpretation, enforcement of application of existing and potential laws and regulations affecting the production and use of our products; the availability and costs of credit, surety bonds and letters of credit; weather patterns and conditions affecting energy demand or disrupting supply; our ability to identify and implement cost effective solutions for selenium water treatment; the passage of new or expanded regulations that could limit our ability to mine, increase our mining costs, or limit our customers’ ability to utilize coal as fuel for electricity generation; existing or new environmental laws and regulations, including those related to selenium, and changes in the interpretation, enforcement or application thereof; failure to comply with debt covenants; the outcome of pending or future litigation;
changes in the costs to provide healthcare to eligible active employees and certain retirees under postretirement benefit obligations; increases to contribution requirements to multi-employer retiree healthcare and pension plans; our ability to attract and retain qualified personnel; negotiation of labor contracts, labor availability and relations; customer performance and credit risks; inflationary trends;
downturns in consumer and company spending; supplier and contract miner performance and the availability and cost of key equipment and commodities; availability and costs of transportation; the
Company’s ability to replace coal reserves; the outcome of commercial negotiations involving sales contracts or other transactions; our ability to respond to changing customer preferences; and the effects of mergers, acquisitions and divestitures.  The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company’s Form 10-K and Form 10-Q reports.
Statement on Forward-Looking Information

2 Long-Term Growth in Global Coal Markets

1000
800
600
400
200
0
Million tonnes
+26% Increase
2011
2020

500
400
300
200
100
0
Million tonnes
+68% Increase
2011
2020

Strong Long-Term Global Seaborne Coal Demand Thermal Metallurgical Long-term sustainable seaborne demand, led by Asia Source: McCloskey 3

1200
1000
800
600
400
200
0
Million tonnes
+47% Increase
2011
2020
Thermal
Met

4 Drivers of Global Coal Demand Global met & thermal coal demand driven by China & India Asian Seaborne Demand

China
United States
Other Asia & Oceania
India
Europe
Africa & Middle East
Other Americas
Quadrillion BTU
250
200
150
100
50
0
2005
2010
2015
2020
2025
2030
2035

Source: EIA

World Thermal Coal Consumption by Region 5 Global thermal coal consumption expected to steadily grow

Middle East/Africa
South America
South Asia
Japan/Korea
North America
Europe
Greater China
Units Produced (in Millions)
120
100
80
60
40
20
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
Source: IHS Automotive

6 Increasing Global Vehicle Production Global production expected to grow over 35% by 2019

Units Produced (In millions)
20
18
16
14
12
10
8
6
4
2
0
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11E
12E
13E
14E
15E
16E
17E
18E
19E

Source: IHS Automotive

7 Recovering North American Vehicle Production Production expected to reach pre-recession levels in 2013

8 Current Global Coal Markets

Metallurgical
Current Market Conditions
Current market weakness leading to reduced U.S. coal production
9
Thermal
“Perfect Storm” in the U.S.
Low natural gas prices
Mild winter
Increased regulation
Industrial production not
yet fully recovered
U.S. exports to Europe
expected to be sustainable
U.S. production being idled
Strengthening U.S. demand
Weaker international demand
European sovereign debt
issues
Chinese growth rate
declining slightly
U.S. exports may soften, but
expected to remain at
historically high levels
Australian production
increasing after 2011 flooding
U.S. production being idled
Demand
Supply

Percent Utilization
Jan-02
May-02
Sep-02
Jan-03
May-03
Sep-03
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12

Domestic & Global Steel Mill Utilization
Both domestic & global steel mill utilization rates are at 70-80%
Global utilization has weakened in recent months
10
0
10
20
30
40
50
60
70
80
90
100
U.S.
Global
Updated:
03/03/12

Thermal
Met
Million Tons
120
100
80
60
40
20
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source: EVA

11 Increasing U.S. Total Coal Exports U.S. coal exports of more than 100 million tons in 2011 International buyers looking for geographic diversity of supply

U.S. Export Met Coal
Aust. HCC Index Export Met Coal
U.S. Domestic Steel
Coal Price ($/Tonne)
Steel Price ($/Tonne)
550
500
450
400
350
300
250
200
150
100
50
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Mar-12

Note: Export Met Coal price is FOB vessel Hampton Roads
USA Steel price is USA East of MS River, HR Coil

Export Coal & Steel Prices Met coal pricing remains strong by historical standards Historical re-basing to higher lows and higher highs 12

Pricing has declined in the last six months
API2 Prompt Quarter
API2 Forward, 3/9/12
CAPP Netback
CAPP Prompt & Forward
$/Tonne
220
200
180
160
140
120
100
80
60
40
20
0
1/07
4/07
7/07
10/07
1/08
4/08
7/08
10/08
1/09
4/09
7/09
10/09
1/10
4/10
7/10
10/10
1/11
4/11
7/11
10/11
1/12
4/12
7/12
10/12
1/13
4/13
7/13
10/13
Updated: 03/09/12
Source: McCloskey

International Thermal Coal Prices 13

14 Overview of Patriot

Patriot’s Strengths
15
Focused on evolving growth markets
–
Metallurgical coal production
–
Increasing exports
–
Modular mine portfolio to adjust to demand
Leverage to the market
–
Met Build-Out program
–
Legacy thermal contract roll-off
Culture
–
Experienced management team
–
Comprehensive safety program & environmental stewardship
–
Disciplined approach, focused on planning and execution
Future growth
–
Organic – Strong and accessible reserve base, particularly high-quality met
–
M&A – Bolt-on and transformational
Product & transportation flexibility

16
Product Diversification
Diverse locations, products & mining methods
Significant met & thermal coal exports
APP
ILB
CAPP
Met
CAPP
Thermal
NAPP
ILB
Export
Domestic
Surface
Reserves
1.9 Billion Tons
2011 Shipments
2011 Tons Sold
31.1 Million Tons
Mining Method
Underground

IL
OH
WV
MO
KY
BALTIMORE
NEWPORT NEWS
NORFOLK
NEW ORLEANS

17
Advantage of Diversity
Multiple quality & transportation options
Multiple Basins
–
1 NAPP complex
–
9 CAPP complexes
–
3 ILB complexes
Multiple Coal Qualities
–
5 Met coal complexes
–
8 Thermal coal complexes
Transportation Optionality
–
Rail
–
Barge
–
East Coast & Gulf exports

18
Limited volumes remain unpriced, although some customers
requesting deferrals
Priced Position in 2012
Priced
Business
Current
Market
Metallurgical $144 TBD
Appalachia
Thermal
65 $55 – $67
Illinois Basin 50 45 – 60
0
5
10
15
Metallurgical Appalachia
Thermal
Illinois Basin
Priced Unpriced

15
10
5
0
Tons (millions)
Metallurgical
Appalachia Thermal
Illinois Basin
Priced
Unpriced

19
Thermal production likely to decline from above level as year progresses
Priced Position in 2013
Priced
Business
Current
Market
Metallurgical NA TBD
Appalachia
Thermal
$67 $60 – $75
Illinois Basin 50 40 – 55
Includes the re-pricing of a legacy
contract expiring in 2012

$200
$150
$100
$50
$0
60% increase
2009
2010
2011

$500
$400
$300
$200
$100
$0
110% increase
12/31/09
12/31/10
12/31/11

20 Financial Metrics EBITDA (in Millions) Steady improvement in EBITDA and liquidity Available Liquidity (in Millions)

21 How Patriot is Responding to Current Markets

+195% increase
Million Tons
12
10
8
6
4
2
0
2009
2010
2011
2012E
Met
Thermal

Increasing Exports Expect double-digit exports in 2012 22

+35% increase
Million Tons
8
6
4
2
0
2009
2010
2011

Met Build-Out Program
Multi-year plan to increase our
base of higher-margin
metallurgical coal products
Increase in metallurgical tons
sold, as well as met being a
higher percentage of our total
sales
Modular mine portfolio allowing
the versatility to dial our met
production up or down in a timely
manner in response to market
conditions
23

Recent Actions to Match Production to Demand
Metallurgical
–
Reducing production at Rocklick and Wells complexes
–
Idling Gateway Eagle mine and one CM unit at Black Oak mine
–
Idling certain contractor mines
–
Gateway Eagle and Black Oak on “hot idle” to quickly bring
production back on-line
Thermal
–
Idling Big Mountain complex, which produced 1.8 million tons in 2011
–
“Sold out” for 2012 deliveries of Appalachian thermal coal
24
Short-term inventory build and lower first half of 2012 shipments

25 Patriot’s Long-Term Strengths

Patriot’s Strengths
26
Focused on evolving growth markets
–
Metallurgical coal production
–
Increasing exports
–
Modular mine portfolio to adjust to demand
Leverage to the market
–
Met Build-Out program
–
Legacy thermal contract roll-off
Culture
–
Experienced management team
–
Comprehensive safety program & environmental stewardship
–
Disciplined approach, focused on planning and execution
Future growth
–
Organic – Strong and accessible reserve base, particularly high-quality met
–
M&A – Bolt-on and transformational
Product & transportation flexibility

March 26, 2012

Barclays Capital 2012 High Yield Bond and Syndicated Loan Conference

Contact:
Janine Orf
Vice President – Investor Relations
314.275.3680
jorf@patriotcoal.com

PCX LISTED NYSE

28
Reconciliation of EBITDA to Net Income (Loss)
($ in Millions)
2009 2010 2011
EBITDA $110.7 $141.9 $176.7
Depreciation, Depletion & Amortization (205.3) (188.1) (186.3)
Sales Contract Accretion, net 298.6 121.5 55.0
Asset Retirement Obligation Expense (35.1) (63.0) (81.6)
Restructuring & Impairment Charge (20.2) (15.2) (13.6)
Interest Expense & Other (38.1) (57.4) (65.5)
Interest Income 16.6 12.8 0.2
Income Tax Provision - (0.5) (0.4)
Net Income (Loss) $127.2 $(48.0) $(115.5)